UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2022

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 20, 2022, Symbotic Inc. (the “Company”) appointed Santhosh P. Daniel to the position of Vice President and Controller, effective as of June 20, 2022. In his role, Mr. Daniel will serve as the Company’s principal accounting officer. Prior to Mr. Daniel’s appointment, Jacob Gearwar, the Company’s Vice President, Finance, Assistant Treasurer and Controller had been temporarily serving as the Company’s Controller and principal accounting officer following the Company’s business combination with Warehouse Technologies LLC, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp, as described in the Company’s Form 8-K filed on June 13, 2022. Upon the effective date of Mr. Daniel’s appointment, Jacob Gearwar will no longer serve as the Company’s principal accounting officer or Controller but continues to serve in his current role as the Company’s Vice President, Finance and Assistant Treasurer.

Prior to joining the Company, Mr. Daniel, age 51, was the VP, Controller of NWN Carousel, a leading cloud communications service provider, since August 2021. Over his career, Mr. Daniel has held various positions in the public and private sectors. He was the Global Controller of the Digital Solutions division of Baker Hughes from July 2017 until July 2021. From 2011 until June 2017, Mr. Daniel held various roles at General Electric Company as Executive Technical Advisor, Corporate Audit Staff and Global Controller, Digital Solutions GE Oil & Gas. Mr. Daniel began his career in public accounting and has held various roles for AF Ferguson & Co. in India, KPMG in Zambia and PricewaterhouseCoopers LLP in the United States. Mr. Daniel received a Master of Business Administration degree from the Thunderbird School of Global Management.

In connection with his appointment and subject to approval by the Company’s Board of Directors, Mr. Daniel will be eligible to receive a grant of an equity-based award that is expected to have a grant date value of $300,000, with such terms as determined by the Company’s Board of Directors at the time of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2022

Symbotic Inc.

By:	/s/ Thomas Ernst
Name:	Thomas Ernst
Title:	Chief Financial Officer and Treasurer